UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22657

PSG Capital Management Trust

(Exact Name of Registrant as Specified in Charter)

8161 Maple Lawn Boulevard, Suite 400

Maple Lawn, MD 20759

(Address of Principal Executive Offices)(Zip Code)

Paracorp Incorporated

2140 S. Dupont Highway

Camden, DE 19934

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

 Columbus, OH 43215

Registrant’s Telephone Number, including Area Code:  (301) 543-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PSG TACTICAL GROWTH FUND

ANNUAL REPORT

March 31, 2015

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY

MARCH 31, 2015 (UNAUDITED)

Dear Shareholder:

As of the fiscal year ended, March 31, 2015, the PSG Tactical Growth Fund (the “Fund”) achieved a positive since inception return of 2.96% annualized (inception date May 1, 2012).  The Fund outperformed its benchmark, the HFRX Absolute Return Index (the “Index”), which had a positive return of 2.28% annualized during the period.  The Fund underperformed the Index during the last fiscal year, with a return of -1.02% vs. the Index’s return of 1.15%.

The underperformance during the fiscal year ended March 31, 2015 was primarily attributable to the Fund’s exposure to energy and international stocks.  During the second half of 2014 the price of oil fell close to 50% from its peak, and the average energy stock in the S&P 500 fell nearly 25%. In addition international stocks corrected over 10% from their peak in 2014 and finished the year down nearly 5% for the year.  Despite the apparent volatility in these sectors, and because we believe many stocks in these sectors to have been undervalued, we increased positions in existing and initiated positions in new energy and international holdings during the period.  We believe the valuations of these assets are attractive and are willing to absorb near term volatility and underperformance to generate long term positive performance.

BP Plc, one of the Fund’s largest energy holdings, maintains a strong balance sheet which we believe will help it weather the downturn.  In addition, the company has several business lines that also provide diversification within the holding.  It appears that its refining operations may actually benefit from the decline in oil prices.  The company stated in its most recent earnings conference call that maintaining its dividend is one of its highest priorities.  The stock also has also recently benefitted from speculation suggesting the company could be vulnerable to being acquired.  However, we believe that the U.K. government will fight any proposed takeover.

We established two new energy related positions during the sector correction.  PBF Energy, Inc. is a refiner and supplier of energy products.  Shares were acquired at an average cost of $25.54 and ended the quarter at $33.92.  SunEdison, Inc. is a company focused on the rapidly growing alternative energy solutions space.  Shares were acquired at an average price of $19.16 and ended the quarter at $24.00.

We also increased the Fund’s exposure to equities of companies domiciled in Europe and Japan.  Despite a significant rally in 2013, Japan remains one of the cheapest developed countries in the world (both in comparison to other developed countries and relative to its history).  Abenomics has yielded several positive catalysts including an improved labor market, low interest rates, improving corporate governance and growing corporate profits.  The Bank of Japan has committed to quantitative easing which should continue to be a net positive for asset prices as more money moves from low yielding assets to riskier ones.  The Japanese equity market is up significantly year to date as of 3/31/2015.

Consistent with the Fund’s strategy, we will exit holdings when they reach what we consider full valuation.  Anthem Inc. (formerly WellPoint) is an example of that

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

approach.  We began purchasing the health benefits company in November 2012 at an average price of $56.47.  We believed the threats of increased regulation, taxation and headline risks from the Patient Protection and Affordable Care Act, also known as “Obamacare,” were unjustly depressing the company’s stock price.  As the market realized that Obamacare was not going to put health benefits companies out of business, its stock price recovered.  In addition, CEO Joe Swedish implemented a turnaround plan that fixed many historical issues that were holding back the share price.  We sold the Fund’s position in Anthem in January 2015 at approximately $130/share as we believe that most of the good news is now in the rear view mirror and that future catalysts for growth are limited.

Diversification continued to negatively impact performance over the past fiscal year.  Investors needed to be significantly overweight large cap U.S. equities to generate above average returns.  Many other asset classes that the Fund is invested in including international stocks, gold and precious metals were detractors from performance.  In addition, our hedging strategies negatively impacted performance.

Going forward, we continue to believe investors should reduce their expectations for returns from the stock market.  We will invest in securities we believe to be undervalued, while maintaining a disciplined approach to selling those that are no longer attractive given the Fund’s objective and strategy.  We also will use cash and other hedging strategies as needed in an attempt to protect against losses.  Thank you for your investment in PSG Tactical Growth Fund.

Sincerely,

Jonathan Giordani

Portfolio Manager

PSG TACTICAL GROWTH FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS AS OF 3/31/2015

	1 Year	Since Inception *	Ending Value
PSG Tactical Growth Fund	-1.02%	2.96%	$ 10,888
HFRX Absolute Return Index	1.15%	2.28%	$ 10,679

PSG Tactical Growth Fund
HFRX Absolute Return Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
May-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15

* Date of commencement of investment operations (May 1, 2012).

This chart assumes an initial investment of $10,000 made on 5/1/2012 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (855)-866-9825.

PSG TACTICAL GROWTH FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund.  The underlying securities are represented as a percentage of the portfolio of investments.

Financial Services
15.45%
Healthcare
9.43%
Preferred Stocks
6.81%
Real Estate
0.92%
Real Estate Investment
Trusts
4.54%
Technology
5.70%
Basic Materials
2.50%
Cash Equivalents
11.70%
Closed-End Mutual
Funds
11.80%
Communication Services
3.01%
Consumer Cyclical
5.57%
Consumer Defensive
3.34%
Corporate Bonds
1.77%
Energy
8.76%
Exchange Traded Funds
8.70%

Per the fee table in the August 1, 2014 prospectus, the Fund’s total annual operating expense ratio was 2.67%.

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Shares/Principal		Value

COMMON STOCKS - 54.83%

Application Software - 0.55%
3,130	Oracle Corp.	$ 135,059

Beverages - 0.67%
1,471	Diageo Plc. (United Kingdom)	162,648

Biological Products (No Diagnostic Substances) - 2.06%
3,132	Amgen, Inc.	500,650

Bituminous Coal & Lignite Surface Mining - 1.30%
11,366	CONSOL Energy, Inc.	316,998

Cable & Other Pay Television Services - 2.32%
19,382	SoftBank Corp. ADR	563,532

Crude Petroleum & Natural Gas - 1.90%
1,190	California Resources Corp.	9,056
16,176	Chesapeake Energy Corp.	229,052
4,508	Total SA ADR	223,867
		461,975
Electronic Computers - 1.06%
2,081	Apple, Inc. (a)	258,939

Fire, Marine & Casualty Insurance - 6.48%
537	Alleghany Corp. *	261,519
10,981	American International Group, Inc. (a)	601,649
663	Fairfax Financial Holdings Ltd. (Canada) (a)	370,358
8,395	Loews Corp. (a)	342,768
		1,576,294
Hospital & Medical Service Plans - 0.67%
1,524	Aetna, Inc.	162,352

Insurance Agents, Brokers & Services - 2.84%
1,832	Aon Plc. Class A (United Kingdom)	176,092
332	Markel Corp. (a) *	255,295
5,380	Willis Group Holdings Plc. (United Kingdom)	259,208
		690,595
Lumber & Wood Products - 1.27%
13,837	Leucadia National Corp. (a)	308,427

* Represents non-income producing security.

(a) All or a portion of this security is held as collateral for securities sold short.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares/Principal		Value

Motor Vehicles & Passenger Car Bodies - 3.29%
14,831	General Motor Co. (a)	$ 556,163
1,745	Toyota Motor Corp. ADR	244,108
		800,271
National Commercial Banks - 2.33%
20,938	Bank of America Corp.	322,236
4,748	Citigroup, Inc.	244,617
		566,853
Oil & Gas Field Machinery & Equipment - 1.01%
4,909	National Oilwell Varco, Inc.	245,401

Operators of Nonresidential Buildings - 0.93%
8,820	Forest City Enterprises, Inc. Class A *	225,086

Packaged Foods - 0.74%
2,382	Nestle ADR	179,175

Petroleum Refining - 4.57%
16,421	BP Plc. ADR (a)	642,225
13,853	PBF Energy, Inc.	469,894
		1,112,119
Pharmaceutical Preparations - 5.10%
2,695	AstraZeneca Plc. ADR (a)	184,419
1,778	Novartis AG ADR	175,329
6,098	Sanofi ADR	301,485
2,924	Valeant Pharmaceuticals International, Inc. (Canada) *	580,765
		1,241,998
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.53%
7,779	The Dow Chemical Co.	373,236

Primary Smelting & Refining of Nonferrous Metals - 0.97%
18,676	Horsehead Holding Corp. *	236,438

Radio & TV Broadcasting & Communications Equipment - 0.70%
5,194	Vodafone Group Plc. ADR	169,740

Retail-Auto Dealers & Gasoline Stations - 0.73%
2,566	CarMax, Inc. *	177,080

Retail-Family Clothing Stores - 0.55%
1,911	The TJX Companies, Inc.	133,866

* Represents non-income producing security.

(a) All or a portion of this security is held as collateral for securities sold short.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares/Principal		Value

Retail-Variety Stores - 1.16%
3,480	Dollar Tree, Inc. *	$ 282,385

Security Brokers, Dealers & Flotation Companies - 1.42%
12,785	Credit Suisse Group AG ADR	344,300

Semiconductors & Related Devices - 3.13%
16,983	Micron Technology, Inc. *	460,749
12,489	SunEdison, Inc. *	299,736
		760,485
Services-Business Services - 2.17%
4,291	eBay, Inc. *	247,505
13,503	The Western Union Co.	280,997
		528,502
Services-Computer Programming, Data Processing, Etc. - 0.97%
430	Google, Inc. Class C *	235,640

Services-Miscellaneous Health & Allied Services - 1.62%
4,851	DaVita Healthcare Partners, Inc. *	394,289

Wholesale-Groceries & Related Products - 0.79%
5,070	Sysco Corp. (a)	191,291

TOTAL COMMON STOCKS (Cost $11,656,338) - 54.83%		13,335,624

CLOSED-END MUTUAL FUNDS - 11.83%
16,666	BlackRock MuniAssets Fund, Inc.	234,324
6,445	BlackRock MuniYield Fund, Inc.	97,835
5,300	BlackRock Virginia Municipal Bond Trust	94,499
4,930	ClearBridge Energy MLP Opportunity Fund, Inc.	103,333
16,084	DSW Municipal Income Trust	225,337
8,293	Eaton Vance Floating Rate Income Trust	120,995
13,362	John Hancock Preferred Income Fund II	280,602
6,511	Nuveen Dividend Advantage Municipal Fund	93,238
16,872	Nuveen Dividend Advantage Municipal Income Fund	244,813
16,412	Nuveen Municipal Advantage Fund, Inc.	225,829
15,549	Nuveen Quality Income Municipal Fund, Inc.	218,308
9,685	PIMCO Corporate Opportunity Fund	152,732
8,302	PIMCO Dynamic Credit Income Fund	169,527
6,283	PIMCO Dynamic Income Fund	182,207

* Represents non-income producing security.

(a) All or a portion of this security is held as collateral for securities sold short.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares/Principal		Value

CLOSED-END MUTUAL FUNDS - (Continued)
5,700	PIMCO Income Opportunity Fund	$ 145,635
12,865	PIMCO Income Strategy Fund II	129,164
22,350	Templeton Global Income Fund, Inc.	160,696
TOTAL CLOSED-END MUTUAL FUNDS (Cost $2,836,823) - 11.83%		2,879,074

CORPORATE BONDS - 1.77%
50,000	Clear Channel Communications, Inc. 9.00%, 03/01/21	47,875
50,000	Clear Channel Communications, Inc. 9.00%, 12/15/19	49,500
70,000	First Data Corp. 12.625%, 01/15/21	82,950
274,000	Sprint Capital Corp. 6.875%, 11/15/28	251,395
TOTAL CORPORATE BONDS (Cost $428,974) - 1.77%		431,720

EXCHANGE TRADED FUNDS - 8.72%
8,173	iShares MSCI Germany	243,882
30,006	iShares MSCI Japan Index	375,975
4,237	iShares MSCI South Korea Capped	242,526
2,843	ProShares UltraShort QQQ *	104,793
4,550	ProShares UltraShort S&P500 *	97,051
5,804	SPDR Gold Shares *	659,683
7,235	WisdomTree Japan Hedged Equity ETF	398,793
TOTAL EXCHANGE TRADED FUNDS (Cost $2,229,224) - 8.72%		2,122,703

PREFERRED STOCKS - 6.83%
4,535	Ally Financial PFD, Series A, 8.50%, Perpetual 5/15/16	120,948
11,941	American Realty Capital Properties, Inc., Series F, 6.70%, 12/31/49	281,808
4,710	BB&T Corp., Series E, 5.625%, 12/31/49	119,116
2,000	Citigroup Cap XIII 7.875%, 10/30/40	53,040
4,338	First Horizon National Corp. PFD, Series A, 6.20%, Perpetual 4/10/18	108,233
3,730	ING Group NV 7.05%, 12/31/49	95,861
3,167	JP Morgan Chase Capital XXIX 6.70%, 04/02/40	80,505
4,507	Kimco Realty Corp., Series I, 6.00% 12/31/49	116,731
6,234	Metlife, Inc., Series B, 6.50%, Perpetual 6/22/15 (a)	161,523
6,544	Public Storage, Series W, 5.20%, Perpetual 1/16/18	158,496
2,900	Qwest Corp. NT 7.375%, 6/01/51	76,212
4,136	United States Cellular Corp. 6.95%, 5/15/60	105,013
61	Wells Fargo & Co. PFD, Series L, 7.50%, Perpetual 12/31/49	74,420
4,219	Zions Bancorp PFD, Series G, 6.30%, Perpetual 3/15/23	110,200
TOTAL PREFERRED STOCKS (Cost $1,619,805) - 6.83%		1,662,106

* Represents non-income producing security.

(a) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUSTS - 4.55%
11,130	American Capital Agency Corp.	$ 237,403
46,783	American Realty Capital Properties, Inc.	460,813
2,542	American Tower Corp.	239,329
16,293	Annaly Capital Management, Inc. (a)	169,447
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,212,773) - 4.55%		1,106,992

SHORT-TERM INVESTMENT - 11.73%
2,854,364	Fidelity Institutional Treasury Only Money Market Class I 0.01% **	2,854,364
TOTAL SHORT-TERM INVESTMENT (Cost $2,854,364) - 11.73%		2,854,364

TOTAL INVESTMENTS IN SECURITIES (Cost $22,838,301) - 100.26%		$ 24,392,583

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.26)%		(62,472)

NET ASSETS - 100.00%		$ 24,330,111

As of March 31, 2015, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	3.91%
France	2.16%
Japan	3.32%
Netherlands	0.39%
Switzerland	2.88%
United Kingdom	6.56%
United States	81.04%
100.26%

(a) All or a portion of this security is held as collateral for securities sold short.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2015

Shares		Value

COMMON STOCK

Services-Business Services
1,277	Athenahealth, Inc. *	$ 152,461

Services-Computer Programming, Data Processing, Etc.
591	Baidu, Inc. ADR *	123,164

TOTAL COMMON STOCK (Proceeds $289,109)		275,625

EXCHANGE TRADED FUNDS
1,321	iShares MSCI Emerging Markets Index	53,012
3,576	iShares Russell 2000 Index	444,747
1,190	PowerShares QQQ	125,664
524	ProShares Ultra QQQ	74,696
1,718	ProShares Ultra S&P 500	222,137
4,928	SPDR S&P 500	1,017,287
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,718,707)		1,937,543

TOTAL SECURITIES SOLD SHORT (Proceeds $2,007,816)		$ 2,213,168

* Represents non-income producing security.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

Assets:
Investments in Securities, at Value (Cost $22,838,301)	$ 24,392,583
Cash	8,605
Cash with Broker for Securities Sold Short	1,879,299
Receivables:
Dividends and Interest	57,074
Portfolio Securities Sold	245,609
Shareholder Purchases	17,023
Prepaid Expenses	2,979
Total Assets	26,603,172
Liabilities:
Securities Sold Short, at Value (Proceeds $2,007,816)	2,213,168
Payables:
Advisory Fees	33,951
Dividend Expense on Short Positions	2,589
Accrued Expenses	23,353
Total Liabilities	2,273,061
Net Assets	$ 24,330,111

Net Assets Consist of:
Paid In Capital	$ 23,135,586
Undistributed Net Investment Income	8,593
Accumulated Realized Loss on Investments	(162,998)
Unrealized Appreciation in Value of Investments	1,348,930
Net Assets	$ 24,330,111

Shares Outstanding (Unlimited shares authorized with no par value)	2,264,541

Net Asset Value, Offering and Redemption Price Per Share	$ 10.74

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $7,186)	$ 588,050
Interest	46,722
Total Investment Income	634,772

Expenses:
Advisory Fees (Note 4)	290,237
Transfer Agent & Accounting Fees	31,584
Distribution (12b-1) Fees (Note 4)	33,831
Registration Fees	6,203
Audit Fees	15,498
Insurance Fees	7,795
Miscellaneous Fees	4,242
Custodial Fees	7,238
Legal Fees	19,694
Trustee Fees (Note 4)	8,231
Printing and Mailing	1,634
Interest Expense	54,348
Dividend Expense	22,827
Total Expenses	503,362
Fees Recouped by the Advisor (Note 4)	8,252
Net Expenses	511,614

Net Investment Income	123,158

Realized Gain/(Loss) on:
Investments in Securities	607,952
Investments in Options	(26,627)
Options Written	6,327
Securities Sold Short	(510,401)
Capital Gain Distributions from Investment Companies	11,150
Net Realized Gain on Investments	88,401

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	(756,884)
Options Written	11,291
Securities Sold Short	276,658
Net Change in Unrealized Depreciation	(468,935)

Net Realized and Unrealized Loss on Investments	(380,534)

Net Decrease in Net Assets Resulting from Operations	$ (257,376)

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2015	3/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 123,158	$ 213,337
Net Realized Gain on Investments	88,401	30,932
Net Change in Unrealized Appreciation (Depreciation) on Investments	(468,935)	1,130,714
Net Increase (Decrease) in Net Assets Resulting from Operations	(257,376)	1,374,983

Distributions to Shareholders From:
Net Investment Income	(317,553)	-
Net Realized Gains	(2,025)	-
Total Distributions	(319,578)	-

Capital Share Transactions (Note 5)	3,730,801	2,901,531

Total Increase in Net Assets	3,153,847	4,276,514

Net Assets:
Beginning of Year	21,176,264	16,899,750

End of Year (including undistributed net investment income of	$24,330,111	$ 21,176,264
$8,593 and $201,455, respectively).

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended (a)
	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Period	$ 11.00	$ 10.22	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.06	0.12	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.66	0.27
Total from Investment Operations	(0.12)	0.78	0.22

Distributions from:
Net Investment Income	(0.14)	-	-
Net Realized Gains	- †	-	-
Total Distributions	(0.14)	-	-

Redemption Fees	-	-	- †

Net Asset Value, at End of Period	$ 10.74	$ 11.00	$ 10.22

Total Return **	(1.02)%	7.63%	2.20% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 24,330	$ 21,176	$ 16,900
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.17%	2.46%	2.28% (c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.84%	1.95%	2.14% (c)
Ratio of Dividend Expense and Interest Expense on Securities Sold Short to Average Net Assets	0.33%	0.51%	0.14% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	1.22%	(0.74)% (c)
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.20%	2.51%	2.14% (c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.87%	2.00%	2.00% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54%	1.17%	(0.60)% (c)
Portfolio Turnover	93.36%	52.58%	41.58% (b)

(a) For the period May 1, 2012 (commencement of investment operations) through March 31, 2013.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any.

† Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

NOTE 1. ORGANIZATION

The PSG Capital Management Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized on December 21, 2011, as a Delaware Statutory Trust.  The Trust currently consists of one series of units of beneficial interest (“shares”), the PSG Tactical Growth Fund (the “Fund”).  The Board of Trustees may classify and reclassify the shares of the Fund into one or more classes of shares at a future date.  The Fund is a non-diversified fund. The investment advisor to the Fund is PSG Investment Advisors, LLC (the "Advisor").

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

CASH: The Fund maintains its cash in an account at its custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Cash with Broker for Securities Sold Short" on the Statement of Assets and Liabilities.

SECURITY VALUATION: The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are generally valued by the pricing service at the last quoted sale price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, investments are generally valued by the pricing service at their last bid price.  Securities for which market values are not readily available, or for which the Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), such securities are valued as determined in good faith by the Advisor at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

For options and futures contracts, under normal circumstances, closing bid and ask option quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the contracts.  Options and futures contracts listed for trading on a securities exchange (whether domestic or foreign and, for

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

purposes of these procedures, including the NASDAQ) or board of trade for which market quotations are readily available shall be valued:

(i)

at the last quoted sales price or, in the absence of a sale

(ii)

at the mean of the last bid and asked prices.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, related to uncertain tax positions taken in open tax years (2013 - 2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  Distributions to shareholders, are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

NOTE 3. SECURITY VALUATIONS

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2015:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$13,335,624	$ -	$ -	$ 13,335,624
Closed-End Mutual Funds	2,879,074	-	-	2,879,074
Corporate Bonds	-	431,720	-	431,720
Exchange Traded Funds	2,122,703	-	-	2,122,703
Preferred Stock	1,662,106	-	-	1,662,106
Real Estate Investment Trust	1,106,992	-	-	1,106,992
Short-Term Investments	2,854,364	-	-	2,854,364
Total	$23,960,863	$ 431,720	$ -	$ 24,392,583

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Common Stock	$ (275,625)	$ -	$ -	$ (275,625)
Exchange Traded Funds	(1,937,543)	-	-	(1,937,543)
Total	$(2,213,168)	$ -	$ -	$ (2,213,168)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The Fund did not hold any Level 3 assets during the year ended March 31, 2015. There were no significant transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR: the Advisor serves as investment advisor to the Fund.  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio.  The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended March 31, 2015, the Fund incurred advisory fees of $290,237.  As of March 31, 2015, the Fund owed the Advisor $33,951, of which $8,252 consisted of expense recaptures as described below and $25,699 consisted of accrued but unpaid investment advisory fees.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit Fund expenses, until July 31, 2016, so that the total annual operating expenses (exclusive of any taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, indirect expenses such as expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation or expenses in connection with a merger or reorganization) of the Fund do not exceed 2.00% of average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Advisor. During the year ended March 31, 2015, the Advisor has recouped $8,252 in previously waived advisory fees. As of March 31, 2015, there were no fee waivers or expense reimbursements that could potentially be recouped in future periods.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS.

TRUSTEE FEES: The Fund pays a total annual fee of $4,000 to each Trustee who is not affiliated with the Trust or Advisor.

DISTRIBUTION FEES: The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  The maximum level of distribution expenses is 0.25% per year of the Fund’s average net assets.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees. For the year ended March 31, 2015, the Fund incurred distribution fees of $33,831.  As of March 31, 2015, there were no distribution fees accrued that remain available for payment for authorized activities under the Plan.

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
	Shares	Capital	Shares	Capital
Shares sold	527,149	$ 5,762,209	550,735	$ 5,804,609
Shares reinvested	25,297	265,878	-	-
Shares redeemed	(213,556)	(2,297,286)	(278,226)	(2,903,078)
Net Increase	338,890	$ 3,730,801	272,509	$ 2,901,531

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

NOTE 6. OPTIONS

Transactions in written options during the year ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2014	171	$ 14,556
Options written	14	1,255
Options exercised	(35)	(2,384)
Options expired	(101)	(10,399)
Options terminated in closing purchase transaction	(49)	(3,028)
Options outstanding at March 31, 2015	-	$ -

Transactions in purchased options during the year ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2014	-	$ -
Options purchased	890	144,335
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(890)	(144,335)
Options outstanding at March 31, 2015	-	$ -

All derivatives held during the year contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	$ -

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2015, by the Fund are recorded in the following locations in the Statement of Operations:

Financial Investment Type	Location	Realized Gain/(Loss)	Location	Unrealized Gain
Investments In Options	Realized Loss on Investments in Options	$(26,627)	Change in Unrealized Appreciation on Investments in Options	$ -
Options Written	Realized Gain on Options Written	$ 6,327	Change in Unrealized Appreciation on Options Written	$11,291

There were no options outstanding as of March 31, 2015, the option tables above serve as indicators of the volume of option activity.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options, and securities sold short aggregated $22,619,495 and $18,225,797, respectively. Purchases and sales of Corporate Bonds aggregated $49,825 and $132,018, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $163,913, respectively. Purchases and sales of securities sold short aggregated $7,112,369 and $6,303,367, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 9. TAX MATTERS

At March 31, 2015, the cost of investments for federal income tax purposes was $20,826,668 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 2,682,721
Unrealized depreciation	(1,329,974)
Net unrealized appreciation	$ 1,352,747

On December 22, 2014, the Fund declared an income distribution of $0.1442 per share, and a long term capital gain distribution of $0.00092.  The distribution was paid on December 22, 2014 to shareholders of record on December 19, 2014.  The tax character of the $319,578 paid was $317,570 ordinary income and $2,008 realized gain.

For the year ended March 31, 2014, there were no distributions paid.

As of March 31, 2015 the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	$ 5,216
Accumulated Net Realized Loss	(93,417)
Net Unrealized Appreciation of Investments	1,352,747
Other Book/Tax Differences	(70,021)
Total	$ 1,194,525

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The difference between book and tax basis unrealized appreciation is attributable primarily due to income/loss flow through from grantor trusts.  The Fund elects to defer to its fiscal year ending March 31, 2016, $70,021 of capital losses recognized during the period from November 1, 2014 to March 31, 2015.

Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years (2012-2014) remain subject to examination by the Internal Revenue Service.

For the year ended March 31, 2015, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Increase Undistributed Net Investment Income	Increase Accumulated Net Realized Loss

$ 1,533	($1,533)

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2015, National Financial Services, LLC, in omnibus accounts, in aggregate, owned approximately 99.19% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares.

NOTE 11. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PSG Capital Management Trust

and the Shareholders of PSG Tactical Growth Fund

We have audited the accompanying statement of assets and liabilities of the PSG Tactical Growth Fund, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period May 1, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PSG Tactical Growth Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period May 1, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

      BBD, LLP

Philadelphia, Pennsylvania

May 28, 2015

PSG TACTICAL GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the PSG Tactical Growth Fund (the "Fund"), you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$996.18	$9.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.01	$10.00

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PSG TACTICAL GROWTH FUND

TRUSTEES & OFFICERS

MARCH 31, 2015 (UNAUDITED)

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Robert H. Carson** 1965	Trustee and President since December 2011, indefinite term	Managing Partner, Planning Solutions Group, LLC (9/01-present); Managing Partner, PSG Companies, LLC (11/10-present); Managing Partner, PSG Family Office, LLC (11/10-present); President and CEO, PSG Investment Advisors, LLC (12/11-present)	1	none
Jonathan V. Giordani** 1974	Trustee and Treasurer since March 2012, indefinite term	Chief Investment Officer, Planning Solutions Group, LLC (12/05-present); Chief Investment Officer, PSG Investment Advisors, LLC (12/11-present)	1	none
Lauren G. Gretchen 1973	Chief Compliance Officer and Secretary since December 2011, indefinite term	CCO, PSG, LLC (3/11-present); Chief Compliance Officer, PSG Investment Advisors, LLC (12/11-present); Licensing, Morningstar (7/10-2/11); Financial Advisor, Mass Mutual (12/07-6/10)	n/a	n/a

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Meredith M. Haussler 1964	Trustee since March 2012, indefinite term	Accountant, Haussler & Associates, LLC (1/01-present)	1	none
Paul R. Lucas 1969	Trustee Since March 2012, indefinite term	Physician – Vascular Surgeon (7/02-present)	1	none

* The term "Fund Complex" refers to the PSG Capital Management Trust.

** Mr. Carson and Mr. Giordani are each an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Fund's Advisor.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which is available free of charge by calling the Fund at 1-855-866-9825.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-866-9825, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-866-9825 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free at 1-855-866-9825 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the PSG Capital Management Trust (the “Trust”) held on February 26, 2015, the Trustees considered the renewal of the investment advisory agreement between PSG Investment Advisors, LLC (the “Advisor”) and the Trust (the “Management Agreement”), with respect to the PSG Tactical Growth Fund (the “Fund”).  In connection with their consideration of the renewal of the Management Agreement, the Trustees received materials from the Advisor specifically relating to the Management Agreement.

Nature, Extent, and Quality of Services. The Trustees reviewed the organizational structure of the Advisor and the key personnel responsible for servicing the Fund and noted that there had been no changes to the investment team.  The Trustees then reviewed the Advisor’s  investment philosophy, portfolio construction process, and assets under management.  The Trustees reviewed the Advisor’s experience and the capabilities of its personnel, and noted positively the quality of the reports and other materials provided to the Board by the Advisor.  The Board stated its satisfaction with the investment team’s experience and time spent monitoring the Fund’s investments. They noted that the Advisor also appears to have a strong compliance culture in place, led by an experienced Chief Compliance Officer, and also utilizes the services of a third party compliance consulting firm as needed.  The Trustees agreed that the Advisor has shown itself to be astute in its marketing efforts and that these efforts have benefited Fund shareholders. The Trustees also noted that the Advisor appears to understand and properly monitor the Fund’s key risks.  After further consideration of the services provided by the Advisor, in addition to the Trustees’ positive experience with the Advisor since the Fund’s inception, the Board concluded that the Advisor has and has the ability to continue to provide quality service to the Fund.

Performance.  The Trustees noted the Fund returned 0.24% for the one year period and 2.44% for the since inception (May 1, 2012) period and compared the Fund’s performance to its peer

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

group and Morningstar category averages, and to its benchmark, the HFRX Absolute Return Index (“HFRX”).  They noted the Fund underperformed each of the peer group and Morningstar Conservative Allocation category averages, in addition to slightly underperforming the HFRX for the one year period.  The Board noted positively, however, that the Fund outperformed HFRX and peer group for its since inception period. The Trustees considered the Advisor’s representation that the Morningstar category does not generally align with the Fund’s strategy as the category funds do not utilize all of the investment strategies used by the Fund.  The Trustees also reflected on the Advisor’s explanation that the Fund’s underperformance during the past one year period was the result of short term volatility in energy and international sectors that will, in the Advisor’s opinion, eventually correct.  The Board noted its satisfaction in the Advisor’s remedial changes to the strategy.  The Trustees reflected on the fact that  that the long term performance of the Fund was in line with or ahead of its benchmarks and agreed that the Fund’s performance was acceptable.

Fees and Expenses.  The Trustees noted the Advisor charges an annual advisory fee of 1.25%, which was higher than the peer group and Morningstar category averages.  They noted that although the Fund’s advisory fee is higher than its benchmarks, it is within the range of fees charged by peer group funds (0.40% - 1.26%) and Morningstar category funds (0.00% - 1.77%).  They observed that the Fund’s total expense ratio was within the range of both the peer group and Morningstar category. The Trustees considered the fact that the Advisor utilizes more strategies in managing the Fund as compared to the funds in the Morningstar category, and that the Fund has a smaller asset base relative to the funds in the category which may enable the larger funds to achieve some economies of scale and a reduction of fees. After further discussion, and in consideration of the additional time and resources necessary to execute the Fund’s strategy, the Board concluded that the management fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor.  They noted the Advisor realized a profit in connection with its relationship with the Fund during the previous year.  The Trustees considered that the Advisor invested significant capital in connection with the launch of the Fund, and waived a portion of its fees during the initial years following the Fund’s launch.  They noted the Advisor has contractually agreed to continue to waive its fees to the extent necessary to limit Fund fees and expenses.  After further discussion, the Trustees concluded the Advisor’s profitability was not excessive.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  They noted that the Fund’s AUM had increased moderately during the year, but had not yet reached scalable levels.  The Trustees further noted the Advisor’s projected AUM for the Fund and the Advisor’s representation that it would consider breakpoints in the future as the Fund’s assets grow.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, breakpoints were not appropriate at this time.  The Trustees agreed to continue to monitor and revisit the matter as the Fund continues to grow.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and shareholders of the Fund.

PSG CAPITAL MANAGEMENT TRUST (THE "TRUST")

Rev. January 2012

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-855-866-9825.

PSG TACTICAL GROWTH FUND

PRIVACY NOTICE (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

Page 2

What we do:
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

INVESTMENT ADVISOR

PSG Investment Advisors, LLC

8161 Maple Lawn Blvd., Suite 400

Maple Lawn, MD 20759

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH 44122

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 13,750

FY 2014

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSG CAPITAL MANAGEMENT TRUST

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan V. Giordani

Jonathan V. Giordani

Trustee, Treasurer and Principal Financial Officer

Date: June 4, 2015